2018 Annual Results Review and Investor Presentation February 27-28, 2019

Disclosures ▪ Certain statements contained in this presentation and in the accompanying oral presentation, other than statements of fact that are independently verifiable at the date hereof, may constitute forward-looking statements. Examples of such forward-looking statements include those regarding investigational drug candidates and clinical trials and the status and related results thereto, as well as those regarding continuing and further development and commercialization efforts and transactions with third parties. Such statements, based as they are on the current analysis and expectations of management, inherently involve numerous risks and uncertainties, known and unknown, many of which are beyond BeiGene’s control. Such risks include but are not limited to: the impact of general economic conditions, general conditions in the pharmaceutical industries, changes in the global and regional regulatory environments in the jurisdictions in which BeiGene does business, market volatility, fluctuations in costs and changes to the competitive environment. Consequently, actual future results may differ materially from the anticipated results expressed in the forward-looking statements. In the case of forward-looking statements regarding investigational drug candidates and continuing further development efforts, specific risks which could cause actual results to differ materially from BeiGene’s current analysis and expectations include: failure to demonstrate the safety, tolerability and efficacy of our drug candidates, final and quality controlled verification of data and the related analyses, the expense and uncertainty of obtaining regulatory approval, including from the FDA, NMPA (formerly CFDA/CDA) and EMA, the possibility of having to conduct additional clinical trials and BeiGene’s reliance on third parties to conduct drug development, manufacturing and other services. Further, even if regulatory approval is obtained, pharmaceutical products are generally subject to stringent on-going governmental regulation, challenges in gaining market acceptance and competition. These statements1 are also subject to a number of material risks and uncertainties that are described in BeiGene’s filings with the Securities and Exchange Commission (SEC). The reader should not place undue reliance on any forward- looking statements included in this presentation or in the accompanying oral presentation. These statements speak only as of the date made, and BeiGene is under no obligation and disavows any obligation to update or revise such statements as a result of any event, circumstances or otherwise, unless required by applicable legislation or regulation. ▪ Clinical data in this presentation relating to BeiGene’s investigational drug candidates is from early phase, single-arm trials. When such data are presented in relation to other investigational or marketed drug products, the presentation and discussion are not based on head-to-head trials between BeiGene’s investigational drug candidates and other products. BeiGene is still conducting clinical trials and, as additional patients are enrolled and evaluated, data on BeiGene’s investigational drug candidates may change. ▪ This presentation and the accompanying oral presentation contains data and information obtained from third-party studies and internal company analysis of such data and information. BeiGene has not independently verified the data and information obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications noted above. 2

Agenda • Welcome and Introduction – John Oyler, Founder, CEO and Chairman • Commercial Operations Highlights – Dr. Xiaobin Wu, General Manager of China and President of BeiGene • Clinical Programs Updates – Dr. Eric Hedrick, Chief Advisor • Financial Results – Dr. Howard Liang, CFO and Chief Strategy Officer • Q&A 3

John V. Oyler 4

2018 • Established leadership in China-inclusive global development Highlights to leverage the historic opportunity that China represents and 2019 • Broad clinical programs advancing with compelling data Outlook readouts and significant trial and regulatory progress • Expanded the BeiGene team to over 2,200 people and made key hires in Dr. Xiaobin Wu, our China GM, and Dr. Yong Ben, our CMO of Immuno-oncology • Significantly expanded commercial capabilities and demonstrated success with existing portfolio • Strengthened our manufacturing team with key additions and continued buildout of our Guangzhou facility • Well positioned for 2019, a potentially transformational year for BeiGene with key launches, data readouts and potential filings 5

2018 Business Highlights and Accomplishments

Assets

	Compelling Data Readouts	Significant Trial and Regulatory Progress
BTK	✓ MCL China[1] • 84% ORR • 59% CR ✓ CLL/SLL China[5] • 80% ORR • 2% CR ✓ WM global Ph1[2] • 82% MRR • 41% VGPR ✓ Pooled safety data from 476 patients[3] • Low rate of A-fib (2%, only 1 Gr3) • Low rate of severe hemorrhage (2%)	✓ China NDAs R/R MCL and R/R CLL/SLL announced acceptance 8/26 and 10/24 ✓ Priority review status granted to NDA in R/R MCL 11/15 and R/R CLL/SLL 1/14/19 ✓ Fast Track WM; Breakthrough Therapy MCL ✓ First global Ph3 trial (H2H vs. ibrutinib in WM) completed enrollment 7/22 ✓ Initiated second Ph.3 trial in CLL (vs. ibrutinib); global pivotal Ph2 trial in MZL; all 3 pivotal trials in China completed enrollment
PD-1	✓ cHL China pivotal[4] • 86% ORR • 61% CR	✓ China NDA cHL announced acceptance 8/31; priority review granted 11/15 ✓ 7 late-stage trials initiated, total of 11 ongoing*
PARP		✓ Initiated China Ph3 in OC ✓ Initiated global Ph3 in GC

Capabilities

COMMERCIAL

- ✓ Product revenues grew 2.5x from 4Q17 to 4Q18
- ✓ Launched VIDAZA and REVLIMID in NDMM in China
- ✓ Vidaza added to NRDL, expanded reimbursement for ABRAXANE into Jiangsu and Hunan (PRDL) and Shandong (CII)

CLINICAL

- ✓ 800+ clinical development team
- ✓ Running 21 pivotal or potentially registrational trials
- ✓ 2000+ subjects enrolled across all clinical programs during 2018[6]
- ✓ Over 50 ongoing or planned clinical trials

1. ASH 2018 Song et al.; 2. Tam et al. IWWM 2018; 3. Tam et al. EHA 2018 [Abstract PF445]; 4. ASH 2018 Song et al., Safety data below; 5. Pivotal trial, BeiGene press release 10/24/18; 6. as of Dec 31, 2018; *Tislelizumab global Ph3 in 1L GC and 1L ESCC, 2L ESCC, Ph2 in HCC, Ph2 in NK/T lymphoma, and 2 China Ph3's in NSCLC initiated (squamous, non-squamous). Other ongoing include 2 global Ph3 in NSCLC and HCC, 2 China pivotal in cHL and urothelial carcinoma. PRDL = Provincial Reimbursement Drug List, CII = Critical Illness Insurance

6

BeiGene

Developing Strong Manufacturing Capabilities



Boehringer Ingelheim



Multi-Functional Manufacturing Facility in Suzhou

- Aligned with the design criteria of US, EU and China
- Total area of 9,000m²
- Commercial-scale small molecule drug products facility, ~100M pills annual capacity
- Pilot-scale biologic facility at 500L scale

Experienced High-Quality Manufacturing Partners

- Manufacturing collaborations with leading high-quality manufacturers in biologics and small molecules
- BI collaboration established 2013; cell line and CMC process for tislelizumab developed by BI
- Commercial scale 2,000L at BI's Shanghai expandable facility

Biologics Manufacturing Facility in Guangzhou (under construction)

- Joint venture with Guangzhou Development District
- Investment of $300+ million -- mostly from external funding but BeiGene retains majority equity ownership
- 100,000 square meter manufacturing site; 24,000-liter commercial-scale biologics manufacturing facility
- First phase of the manufacturing plant planned to be completed in 2019



William Novotny, Advisor, Technical Operations
- BMS, VP and Global Lead in Supply Chain
- Merck, AVP in Global Supply Chain Management and Product Operations



Zhengming Du, Ph.D.
Head of Chemistry Manufacturing & Control (CMC)
- Roche China, Head of Process and Synthesis, Deputy Head of CMC



Jonathan Liu, Ph.D.
SVP, Bio-Manufacturing
- J&J, Head of China Pharmaceutical Development and Manufacturing Sciences



Michael Garvey
VP, Head of Guangzhou Biologics Manufacturing
- Samsung Biologics, VP of Manufacturing

7

BeiGene

Our Strategy Building a Leading Global Biotech Company From China with the Utmost Commitment to Patients Globally, Through Quality, and Science Realize two large near-term commercial opportunities: BTK and PD-1 Strengthen and deepen key strategic capabilities including global clinical development, commercial footprint, and manufacturing … … to capture opportunities created by regulatory reforms in China NMPA (reimbursement and clinical) and continue to expand our portfolio Pursue a different, truly global model by leveraging our strengths in China and clinically 8

Leveraging China Strengths to Pursue Global Clinical Excellence BeiGene Is Becoming a Leader in China-Global Clinical Development • Leader in global China-inclusive clinical development (initiated 6 of the first wave); • Clinical team of over 800, with over 50% in China and remainder in US, EU, AU • Largest oncology-focused clinical development team in China • 21 pivotal trials or potentially registration-enabling trials ongoing • 50+ ongoing or planned clinical trials in China and globally with 4,000+ patients and healthy subjects enrolled Countries with BeiGene clinical trial sites • Regulatory interactions and monitoring from 20+ countries 9

Establishing Collaborations to Leverage Unique Clinical Capabilities to Expand Our Portfolio

MIRATI THERAPEUTICS

Agreement: Jan. 2018
sitravatinib
(multi-kinase inhibitor including TAM receptors (TYRO3, Axl, MER), split receptors (VEGFR2, KIT) and RET)

- In-licensed sitravatinib in Asia (ex-JP) and AU/NZ
- Leverage China capabilities to expedite and expand global development program
- Encouraging results -- 16 PRs and CRs (9 confirmed) in 56 patients -- reported by Mirati in an ongoing Ph2 trial in combination with nivolumab in NSCLC patients who have progressed on checkpoint inhibitor therapy[1]

zymeworks

Agreement: Nov. 2018
ZW25 HER2-targeted bispecific antibody and ZW49 bispecific antibody drug conjugate (ADC); Azymetric™ and EFECT™ platforms

- In-licensed ZW25 and ZW49 in Asia (ex-JP) and AU/NZ; global research and license agreement for Azymetric™ and EFECT™ platforms
- Leverage China capabilities to expand pipeline in areas of high interest (breast and gastric cancers)
- Complements existing portfolio; broadens biologic pipeline
- Access to bispecific antibody discovery platform

SpringWorks THERAPEUTICS

Agreement: Sept. 2018
MEK inhibitor PD-0325901
(MEK inhibitor synergistic with RAF inhibition in RAS-mutant solid tumors)

- Global clinical collaboration to evaluate in RAS-mutant advanced solid tumors in combination with BeiGene's RAF dimer inhibitor lifirafenib.
- Leverage China capabilities to expedite and expand global development program
- Phase 1b clinical study is expected in 1Q19

MEI pharma

Agreement: Oct. 2018
ME 401
(oral phosphatidylinositol 3-kinase , PI3K, delta inhibitor)

- Global clinical collaboration to evaluate safety and efficacy in B-cell malignancies in combination with zanubrutinib.
- MEI will amend its ongoing Phase 1b trial to include evaluation of ME-401 and zanubrutinib combination therapy in patients with B-cell malignancies

1. ESMO 2018 Ticiana et al.

10

BeiGene

China Enables a Model to Succeed in an Evolving Global Environment Dramatic changes to biopharma industry occurring – China increasingly key focal point for future Changes enable an alternative model, for which BeiGene was specifically built Expand global access to medicines to 3- 4B people (~3x historic pharma model) Pursue different, truly global model without sacrificing quality, innovation, or science 11

Xiaobin Wu, Ph.D. 12

China’s Overall Pharmaceutical Market Is Still Dominated by Generics 2017 China Western Medicine Top 10 brands in China vs. the U.S.* Market China 3Q2018 MAT $Mn U.S. 3Q2018 MAT $Mn LIPITOR 788 HUMIRA 18,119 Local MNC patented JIA LUO NING 760 EMBREL 7,773 patented 0.4% PLAVIX LANTUS 12.8% 732 7,696 PULMICORT 703 ELIQUIS 6,187 SULPERAZON 603 NOVORAPID 5,703 OPO** 22.4% XUE SHUAN TONG 517 HUMALOG 5,451 Generics 65.8% DAN HONG 465 JANUVIA 5,419 EN BI PU 461 LYRICA 5,244 DANSHEN… 407 REMICADE 5,161 LI PU SU 375 XARELTO 4,806 13 Source: IQVIA data (hospital channel) and McKinsey Report. *IQVIA 3Q2018 MAT USD / RMB=6.7812 :1. OPO: Off Patent Originator; MNC: Multi-national Corporations

Market Growth Is Shifting Towards Therapeutics Value Share by Category Growth Trend by Category Nov. 2018 YTD Nov. 2018 YTD 11.0% IV 5.1% Auxiliary Medicine 15.8% 3.1% Therapeutics 58.5% TCM 20.6% -3.8% -5.6% -7.4% Total Market IV TCM Auxiliary Therapeutics Drugs Source: IQVIA. TCM: Traditional Chinese Medicine; IV: Intravenous-used Solution; Therapeutics: all other products excluding IV, 14 TCM and Auxiliary Drugs.

Oncology Is the Fastest Growing and One of the Largest Therapeutic Areas in China China Key Therapeutic Areas Value Growth Dynamics, 2012 - 2017 - Billion USD, based on ex-factory price, include hospital (bed size over 100) and retail channels 20 China Market Avg. CAGR – 9.1% 16 Oncology 17) % 17) 12 - Antithrombotic 8 Diabetes 4 Vasotherapeutics Hypertension China Market Avg. Growth – 4.2% 0 Antibiotics Ulcerants term Growth (16 Growth term TCM - -4 Intra Solution Cardiac Short -8 Immuno CNS -12 2 3 4 5 6 7 8 9 10 11 12 13 Long-term Growth (12-17) % Source: IQVIA Midas database; IQVIA analysis. 15 Bubble size represents therapeutic area value.

BeiGene’s 2018 Commercial Organization Growth Commercial Team Sub Groups A growing 600+ top innovative oncology commercial team targeting to cover 800 – 1,000 Sales 1 hospitals in China Marketing 1000 KA 900 800 Market Access 700 Others 600 500 Commercial Team Background 400 MNC 300 200 Local 100 Pharma/Biotech 0 Gov / Hospital 4Q2017 1Q2018 2Q2018 3Q2018 4Q2018 MNC over 80% Others 16 1. As of December 31, 2018

Strong Core Product Growth Under BeiGene Mn RMB Mn RMB Mn RMB 150 150 15 14% Growth QoQ 42% Growth QoQ 81% Growth QoQ 120 120 12 90 90 9 60 60 6 30 30 3 0 0 0 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 *REVLIMID® approved as a combination therapy with dexamethasone; ABRAXANE® is included in PRDL of Fujian, Hubei, Ningxia, Jiangsu, Hunan; CII of 17 Zhejiang and Shandong as of December 25, 2018. VIDAZA® is approved in MDS, CMML and AML and first commercial availability and inclusion on NRDL in 2018. NRDL = National Reimbursement Drug List, PRDL = Provincial Reimbursement Drug List, CII = Critical Illness Insurance.

Existing Portfolio Provides Market Presence for Launch of Internally Developed Assets th 2018 BeiGene The 15 Congress of Oncology Forum China Society of Hematology (Launched Revlimid Patient Assistance 2018 Annual Meeting of Program) 2018 BeiGene China Society of Clinical Hematology Forum 2018 BeiGene 2nd Oncology Hematology Forum March May September October December 18 2018 2018 2018 2018 2018

Preparing to Launch Zanubrutinib and Tislelizumab Vision Establish as the Gold Standard Treatment for Approved Indications DRIVE INTERNAL STRENGTHS AND EXTERNAL ENGAGEMENTS • Trials designed to show differentiated • Expand and accelerate market competitive clinical data access • Broad indications under development • Hospital and key accounts coverage • Global ongoing trials in large • Government engagement with indications to support potentially broad central and regional authorities label • Medical affairs, KOL engagement • Focus on quality manufacturing in and patient education small molecule and biologics CONTINUE TO BUILD MARKETED PRODUCTS LEVERAGE EXISTING INFRASTRUCTURE • Gov. • Medical • Market • Sales and Affairs Affairs Access Marketing 19

Building Commercial Presence Outside of China • U.S. – Preparing for potential launch of zanubrutinib, planned filing in 2019 or early 2020 – Hired senior management for key commercial functions – Planning to build a hematology salesforce • EU – Evaluating commercialization strategy including potential collaborations • New Markets – Planning to pursue a true global model for growth by leveraging China Countries with BeiGene commercial teams Countries with BeiGene clinical trial sites 20

Eric Hedrick, M.D. 21

BeiGene Product Portfolio and Pipeline

Three Marketed Products in China, Three Late-Stage Assets, and Six Early-Stage Clinical Assets

Global
China

	ASSETS	PROGRAMS (MECHANISMS)	DOSE ESC. PH1a / DOSE EXPANSION PH1b, PH2* / PIVOTAL PH2**, PH3 / FILED	LEAD INDICATIONS	COMMERCIAL RIGHTS
Internally-Developed	zanubrutinib (BTK)	monotherapy		• R/R MCL, R/R CLL/SLL (NDAs accepted) • R/R WM • WM, 1L CLL/SLL, R/R CLL/SLL • R/R MZL	Global
		GAZYVA® combo (CD20)		• R/R FL	
	tislelizumab (PD-1)	monotherapy		• R/R HL (NDA accepted) • 2L+ UC (pivotal Ph2) • 2L NSCLC, 1L HCC, 2L ESCC • 2L/3L HCC • R/R NK/T-cell lymphoma	Global (heme malignancies) Asia ex-Japan (solid tumors)[1]
		chemo combo (Chemo)		• 1L Sq NSCLC, 1L Non-Sq NSCLC • 1L GC, 1L ESCC	
		pamiparib combo (PARP)		• Solid tumors	Global
		zanubrutinib combo (BTK)		• B-cell malignancies	
	pamiparib (PARP)	monotherapy		• Solid tumors • 3L gBRCA+ ovarian cancer • 2L platinum-sensitive ovarian cancer maintenance • 1L platinum-sensitive gastric cancer maintenance	Global
		TMZ combo (Chemo)		• Solid tumors	
		RT/TMZ combo (RT/Chemo)		• Glioblastoma	
	lifirafenib (RAF Dimer)	monotherapy		• B-Raf- or K-RAS/N-RAS-mutated solid tumors • B-Raf- or K-RAS/N-RAS-mutated solid tumors	Global
	BGB-A333 (PD-L1)	monotherapy and tislelizumab combo (PD-1)		• Solid tumors	Global
	BGB-A425 (TIM-3)	monotherapy and tislelizumab combo (PD-1)		• Solid tumors	Global
In-Licensed	REVLIMID®	(IMiD)	Marketed	• R/R MM (marketed), NDMM (marketed), R/R NHL (Ph3)	China
	ABRAXANE®	(albumin-bound paclitaxel)	Marketed	• Breast cancer	China
	VIDAZA®	(hypomethylating agent)	Marketed	• MDS, AML with 20-30% bone marrow blasts, CMMoL	China
	avadomide	(CC-122, CELMoD)	Planned (in Ph2 ex-China by Celgene)	• NHL	China
	sitravatinib	(multi-kinase inhibitor)		• Solid tumors	Asia ex-Japan, AU, NZ[2]
	ZW25	(bispecific HER2 antibody)	Planned (in Ph1b ex-China by Zymeworks)	• HER2+ gastric, breast and other cancers	Asia ex-Japan, AU, NZ[3]

*Some indications will not require a non-pivotal Ph2 clinical trial prior to beginning pivotal Ph2 or Ph3 clinical trials. **Confirmatory clinical trials post approval are required for accelerated approvals. ***REVLIMID® approved as a combination therapy with dexamethasone. 1. Celgene has the right to develop and commercialize tislelizumab in solid tumors in the U.S., EU, Japan and the rest-of-world outside of Asia. 2.Collaboration with Mirati Therapeutics, Inc; APAC study. 3. Collaboration with Zymeworks.

22

BeiGene

Zanubrutinib Clinical Program

Broad Clinical Development Plan

Global China

PROGRAM (TARGET)	COMMERCIAL RIGHTS	DOSE ESC. PH1a / DOSE EXPANSION PH1b, PH2[1] / PIVOTAL PH2[2], PH3 / FILED	
zanubrutinib (BGB-3111, BTK)	Worldwide	Relapsed / Refractory (R/R) chronic lymphocytic leukemia / small lymphocytic leukemia (CLL/SLL) (NDA Accepted)	China
		R/R mantle cell lymphoma (MCL) (NDA accepted)	China
		Waldenstrom's macroglobulinemia (WM): zanubrutinib vs. ibrutinib	Global
		Treatment-naïve CLL/SLL: zanubrutinib vs. BR	Global
		R/R CLL/SLL: zanubrutinib vs. ibrutinib	Global
		R/R marginal zone lymphoma (MZL)	Global
		WM	China
		R/R diffuse large B-cell lymphoma	China
		B-cell malignancies	Global
zanubrutinib + GAZYVA® (BTK + CD20)	Worldwide	R/R follicular lymphoma: zanubrutinib + GAZYVA® vs. GAZYVA®	Global
		B-cell malignancies	Global
tislelizumab + zanubrutinib (PD-1 + BTK)	Worldwide	Hematological tumors	Global

- More than 1,300 patients[3] treated with zanubrutinib across the program, including combination trials

1. Some indications will not require a non-pivotal Ph2 clinical trial prior to beginning pivotal Ph2 or Ph3 clinical trials. 2. Confirmatory clinical trials post approval are required for accelerated approvals. 3. as of December 31, 2018

23
BeiGene

Ongoing Global Phase 3 Studies

Zanubrutinib vs. Ibrutinib in WM

Cohort 1: R/R or TN* WM with *MYD88^{L265P}* mutation

*TN must be unsuitable for standard chemoimmunotherapy

MYD88^{MUT} WM patients (N=150)

R 1:1

Arm A
Zanubrutinib
160 mg BID until PD
(n = 75)

Arm B
Ibrutinib
420mg QD until PD
(n = 75)

Primary endpoint: CR or VGPR

Cohort 2: WM with wild type MYD88; present in ~10% of enrolled patients

MYD88^{WT} WM patients (N = 15-20)

Arm C
Zanubrutinib
160 mg BID until PD

WM=Waldenstrom's macroglobulinemia, BID=twice daily, CR=complete response, MUT=mutation, PD=progressive disease, QD=once daily, R=randomization, R/R=relapsed/refractory, TN=treatment naïve, VGPR=very good partial response, WT=wild type. This study is registered at ClinicalTrials.gov (NCT03053440)

24

BeiGene

Ongoing Global Phase 3 Studies

Zanubrutinib vs. BR in 1L CLL/SLL



Cohort 1: Non–17p del TN CLL
Must be not suitable for FCR
Previously untreated CLL patients (N=420)
R 1:1
Arm A Zanubrutinib 160 mg BID until PD
Arm B Bendamustine + Rituximab (BR) × 6 cycles
Primary endpoint: PFS
Cohort 2: 17p del TN CLL
Previously untreated 17p del CLL patients (N=110)
Arm C Zanubrutinib 160 mg BID until PD

Phase 3 Zanubrutinib Vs Ibrutinib in R/R CLL/SLL



Relapsed/Refractory CLL/SLL (received ≥ 1 prior treatments)
R/R CLL/SLL ≥ 1 prior treatment (N=400)
R 1:1
Arm A Zanubrutinib 160mg BID (n = 200)
Arm B Ibrutinib 420mg QD (n = 200)

Primary Endpoint: ORR (non-inferiority and superiority)

1L=first-line treatment, BID=twice daily, CLL=chronic lymphocytic leukemia, del=deleted, FCR=fludarabine, cyclophosphamide, and rituximab, ORR=overall response rate, PD=progressive disease, PFS=progression-free survival, QD=once daily, R=randomized, SLL=small lymphocytic lymphoma, TN=treatment naïve. These studies are registered at ClinicalTrials.gov (NCT03734016) and (NCT03336333).

25

BeiGene

Ongoing Global Phase 3 Studies

Zanubrutinib vs. BR in 1L CLL/SLL


Cohort 1: Non–17p del TN CLL
Must be not suitable for FCR
Previously untreated CLL patients
(N=420)
R
1:1
Arm A
Zanubrutinib
160 mg BID until PD
Arm B
Bendamustine
+ Rituximab (BR)
× 6 cycles
Primary endpoint: PFS
Cohort 2: 17p del TN CLL
Previously untreated 17p del CLL patients
(N=110)
Arm C
Zanubrutinib
160 mg BID until PD
Cohort 2 enrollment completed

Phase 3 Zanubrutinib Vs Ibrutinib in R/R CLL/SLL


Relapsed/Refractory CLL/SLL (received ≥ 1 prior treatments)
R/R CLL/SLL ≥ 1 prior treatment
(N=400)
R
1:1
Arm A
Zanubrutinib
160mg BID
(n = 200)
Arm B
Ibrutinib
420mg QD
(n = 200)

Primary Endpoint: ORR (non-inferiority and superiority)

1L=first-line treatment, BID=twice daily, CLL=chronic lymphocytic leukemia, del=deleted, FCR=fludarabine, cyclophosphamide, and rituximab, ORR=overall response rate, PD=progressive disease, PFS=progression-free survival, QD=once daily, R=randomized, SLL=small lymphocytic lymphoma, TN=treatment naïve. These studies are registered at ClinicalTrials.gov (NCT03734016) and (NCT03336333).

26

BeiGene

Ongoing Pivotal Study

Phase 2 Zanubrutinib + Obinutuzumab vs Obinutuzumab in R/R FL

Relapsed/Refractory FL (received ≥2 prior treatments*)


Grade 1, 2, or 3a FL patients
(N=210)
R
2:1
Arm A
Zanubrutinib 160 QD + Obinutuzumab X 6 cycles then q 8 wks until PD
(n = 140)
Arm B
Obinutuzumab X 6 cycles then q 8 wks until PD
(n = 70)

Primary Endpoint: ORR

27

CLL/SLL=chronic lymphocytic leukemia/small lymphocytic lymphoma, FL=follicular lymphoma, ORR=overall response rate, PD=progressive disease, PFS=progression-free survival, QD=once daily, R=randomization. *Must have received prior treatment with rituximab and an alkylator; relapsed <12 months from end of last treatment OR refractory to last treatment. This study is registered at ClinicalTrials.gov (NCT03332017).

BeiGene

Zanubrutinib Potentially Addresses Areas of Need for Patients Treated with BTK Inhibitors • Efficacy – Complete and sustained target inhibition may result in better response quality • We are testing this hypothesis in Phase 3 head-to-head trials against ibrutinib in WM and CLL • Tolerability – In “real-world” ibrutinib use in CLL, not only acute/ serious toxicities (atrial fibrillation, serious bleeding), but cumulative tolerability issues (myalgia, arthralgia, hypertension) are frequently treatment-limiting – Zanubrutinib to date has been associated with low rates of toxicity-related discontinuations and cumulative “off-target” toxicities • Drug-Drug Interactions – Based on drug interaction studies, co-administration with strong CYP3A inhibitors is permitted • Includes important agents in management of leukemia/ lymphoma patients, such as azole anti-fungals – Co-administration of proton pump inhibitor (PPIs) or other Acid-Reducing Agents (ARA) does not affect zanubrutinib exposure – Patients have been allowed to receive warfarin and aspirin on zanubrutinib trials 28

Tislelizumab Clinical Program

Broad Development for Asia-Prevalent Cancers


Global
China
PROGRAM (TARGET)
COMMERCIAL RIGHTS[1]
DOSE ESC.
PH1a
DOSE EXPANSION
PH1b
PH2*
PIVOTAL
PH2**
PH3
FILED
tislelizumab (BGB-A317, PD-1)
Worldwide (Heme Malignancies); Asia ex-Japan (Solid Tumors)
Relapsed / Refractory (R/R) Hodgkin's lymphoma (NDA accepted)
2L non-small cell lung cancer
1L hepatocellular carcinoma
2L esophageal squamous cell carcinoma
1L gastric cancer
1L esophageal squamous cell carcinoma
Stage III non-small cell lung cancer
2L/3L hepatocellular carcinoma
R/R NK/T-cell lymphomas
1L non-squamous non-small cell lung cancer
1L squamous non-small cell lung cancer
2L+ urothelial carcinoma
MSI-H or dMMR solid tumors
Solid tumors
tislelizumab + pamiparib (PD-1 + PARP)
Worldwide
Solid tumors
tislelizumab + zanubrutinib (PD-1 + BTK)
Worldwide
Hematological tumors

- More than 2,200 patients[2] enrolled over 3 years across tislelizumab program, including combination trials
- Broad development global program in collaboration with Celgene with additional Ph3/potential registration-enabling trials planned in lung, gastric, liver, and esophageal cancers

29

*Some indications will not require a non-pivotal Ph2 clinical trial prior to beginning pivotal Ph2 or 3 clinical trials. **Confirmatory clinical trials post-approval are required for accelerated approvals. 1. Celgene has the right to develop and commercialize tislelizumab in solid tumors in the United States, European Union, Japan and the rest-of-world outside of Asia; BeiGene retains rights to internal combinations. 2. As of December 31, 2018

BeiGene

Tislelizumab Broad Late-stage Development Program

Eleven ongoing potentially registration-enabling trials

Global Trials (China and ROW)

NSCLC	Phase 3 (n=800) in 2L NSCLC tislelizumab vs. docetaxel Primary endpoint: OS Initiated in Nov. 2017	Phase 3 (n=840) in Stage III NSCLC Tislelizumab + cCRT followed by tislelizumab vs. cCRT followed by tislelizumab vs cCRT alone Primary endpoint: PFS Open for enrollment
HCC	Phase 3 (n=640) in 1L HCC tislelizumab vs. sorafenib Primary endpoint: OS Initiated in Jan. 2018	Phase 2 (n=225) in 2L/3L HCC tislelizumab monotherapy Primary endpoint: ORR by IRC Initiated in Apr. 2018
ESCC	Phase 3 (n=450) in 2L ESCC tislelizumab vs. single-agent chemo (paclitaxel, docetaxel, or irinotecan) Primary endpoint: OS Initiated in Jan. 2018	Phase 3 (n=480) in 1L advanced ESCC tislelizumab or placebo + platinum- and fluoropyrimidine-based chemo Co-primary endpoints: PFS and OS Initiated in Dec. 2018
GC	Phase 3 (n=720) in 1L advanced GC tislelizumab or placebo + platinum- and fluoropyrimidine-based chemo Co-primary endpoints: PFS and OS Initiated in Dec. 2018	R/R NK/T-cell lymphomas: Phase 2 (n=90) in 1L R/R Mature T- and NK- Neoplasms tislelizumab monotherapy Primary endpoints: ORR Initiated in Apr. 2018

China Trials

NSCLC	Phase 3 (n=320) in 1L Stage IIIB or IV non-squamous NSCLC Tislelizumab+ chemo (platinum-pemetrexed) vs. chemo Primary endpoint: PFS Initiated in Jul. 2018	Phase 3 (n=340) in 1L Stage IIIB or IV squamous NSCLC Tislelizumab+ paclitaxel and carboplatin combo or nab-paclitaxel and carboplatin combo vs. paclitaxel and carboplatin combo Primary endpoint: PFS Initiated in Aug. 2018
UC	Pivotal phase 2 (n=110) in 2L UC tislelizumab monotherapy Primary endpoint: ORR Initiated in Jul. 2017, enrollment completed in 3Q:18	cHL: Pivotal phase 2 (n=70) in R/R cHL tislelizumab monotherapy Primary endpoint: ORR Initiated in Apr. 2017, enrollment completed in 4Q:17, NDA accepted in Aug 2018
MSI-H or dMMR solid tumors	Phase 2 (n=60) in MSI-H or dMMR solid tumors tislelizumab monotherapy Primary endpoint: ORR Initiated in Sept. 2018	

Legend:
- Potential registration-enabling trials based on regulatory feedback
- Under NMPA review
- Other late-stage studies

30

BeiGene

*Tislelizumab dosage 200mg every three weeks, Q3W. Global Ph3 trial in Stage III NSCLC is run by Celgene; global Ph2 in R/R/ NK/T-cell lymphoma and Ph2 trial in MSI-H or dMMR solid tumors in China are potentially registrational-enabling trials. OS: Overall survival; ORR: Overall response rate; PFS: Progression-free survival; cCRT: concurrent chemoradiotherapy; IRC: Independent Review Committee; ITT: Intent-to-treat

Tislelizumab Broad Late-stage Development Program

Eleven ongoing potentially registration-enabling trials

Global Trials (China and ROW)

Indication	Trial	Indication	Trial
NSCLC	Phase 3 (n=800) in 2L NSCLC tislelizumab vs. docetaxel Primary endpoint: OS Initiated in Nov. 2017		Phase 3 (n=840) in Stage III NSCLC Tislelizumab + cCRT followed by tislelizumab vs. cCRT followed by tislelizumab vs cCRT alone Primary endpoint: PFS Open for enrollment
HCC	Phase 3 (n=640) in 1L HCC tislelizumab vs. sorafenib Primary endpoint: OS Initiated in Jan. 2018		Phase 2 (n=225) in 2L/3L HCC tislelizumab monotherapy Primary endpoint: ORR by IRC Initiated in Apr. 2018
ESCC	Phase 3 (n=450) in 2L ESCC tislelizumab vs. single-agent chemo (paclitaxel, docetaxel, or irinotecan) Primary endpoint: OS Initiated in Jan. 2018		Phase 3 (n=480) in 1L advanced ESCC tislelizumab or placebo + platinum- and fluoropyrimidine-based chemo Co-primary endpoints: PFS and OS Initiated in Dec. 2018
GC	Phase 3 (n=720) in 1L advanced GC tislelizumab or placebo + platinum- and fluoropyrimidine-based chemo Co-primary endpoints: PFS and OS Initiated in Dec. 2018	R/R NK/T-cell lymphomas	Phase 2 (n=90) in 1L R/R Mature T- and NK- Neoplasms tislelizumab monotherapy Primary endpoints: ORR Initiated in Apr. 2018

China Trials

Indication	Trial	Indication	Trial
NSCLC	Phase 3 (n=320) in 1L Stage IIIB or IV non-squamous NSCLC Tislelizumab+ chemo (platinum-pemetrexed) vs. chemo Primary endpoint: PFS Initiated in Jul. 2018		Phase 3 (n=340) in 1L Stage IIIB or IV squamous NSCLC Tislelizumab+ paclitaxel and carboplatin combo or nab-paclitaxel and carboplatin combo vs. paclitaxel and carboplatin combo Primary endpoint: PFS Initiated in Aug. 2018
UC	Pivotal phase 2 (n=110) in 2L UC tislelizumab monotherapy Primary endpoint: ORR Initiated in Jul. 2017, enrollment completed in 3Q:18	cHL	Pivotal phase 2 (n=70) in R/R cHL tislelizumab monotherapy Primary endpoint: ORR Initiated in Apr. 2017, enrollment completed in 4Q:17, NDA accepted in Aug 2018
MSI-H or dMMR solid tumors	Phase 2 (n=60) in MSI-H or dMMR solid tumors tislelizumab monotherapy Primary endpoint: ORR Initiated in Sept. 2018		

Potential registration-enabling trials based on regulatory feedback

Under NMPA review

Other late-stage studies

2L/3L HCC completed enrollment

31

BeiGene

*Tislelizumab dosage 200mg every three weeks, Q3W. Global Ph3 trial in Stage III NSCLC is run by Celgene; global Ph2 in R/R/ NK/T-cell lymphoma and Ph2 trial in MSI-H or dMMR solid tumors in China are potentially registrational-enabling trials. OS: Overall survival; ORR: Overall response rate; PFS: Progression-free survival; cCRT: concurrent chemoradiotherapy; IRC: Independent Review Committee; ITT: Intent-to-treat

Pamiparib Clinical Program

Global China

PROGRAM (TARGET)	COMMERCIAL RIGHTS	DOSE ESC. PH1a	DOSE EXPANSION PH1b	PH2*	PIVOTAL PH2**	PH3
pamiparib (BGB-290, PARP)	Worldwide	3L gBRCA+ ovarian cancer				
		2L plat-sensitive ovarian cancer maintenance				
		1L plat-sensitive gastric cancer maintenance				
		Solid tumors				
pamiparib + TMZ (PARP + Chemo)	Worldwide	Solid tumors				
pamiparib + RT/TMZ (PARP + RT/Chemo)	Worldwide	Glioblastoma				

- Two ongoing global Ph1b/2 trials with chemotherapy: combination with radiation therapy and temozolomide (TMZ) in glioblastoma or combination with TMZ in advanced solid tumors
- Internal combination with tislelizumab: preliminary anti-tumor activity observed in multiple solid tumors

*Some indications will not require a non-pivotal Ph2 clinical trial prior to beginning pivotal Ph2 or 3 clinical trials. **Confirmatory clinical trials post-approval are required for accelerated approvals.

32

BeiGene

Other Clinical-Stage Drug Candidates and Internal Combinations

Robust Pipeline Beyond BTK and PD-1

sitravatinib[1]
Multi-Kinase Inhibitor
- Combination with tislelizumab initiated
- In-licensed from Mirati, rights in Asia ex-Japan, AU, NZ

lifirafenib
Raf Dimer Inhibitor
- Clinical activity observed in RAS-mutated cancers including NSCLC and endometrial cancer
- Global clinical trial collaboration with SpringWorks' for combination with MEK inhibitor

ZW25[2]
Bispecific HER2 Antibody
- In-licensed from Zymeworks, rights in Asia ex-Japan, AU, NZ
- Designed to provide dual HER2 signaling blockade by binding to epitopes for Herceptin and Perjeta

BGB-A333
PD-L1 Antibody
- Ph1 trial testing the monotherapy and the combination with tislelizumab

BGB-A425
TIM-3 Antibody
- Ph1 testing the combination with tislelizumab

avadomide[3]
CELMoD (CC-122)
- Plan to test in NHL in China
- In-licensed from Celgene, Rights in China

INDICATIONS	Combination	DOSE ESC. PH1a	DOSE EXPANSION PH1b	DOSE EXPANSION PH2[1]	PIVOTAL PH2[2]	PIVOTAL PH3
NSCLC, RCC, OC, HCC and GC	tislelizumab + sitravatinib**					
Solid tumors	Planned: lifirafenib + PD-0325901 (MEK inhibitor, SpringWorks)					
B-cell malignancies	Planned: zanubrutinib + ME401 (PI3K delta inhibitor, MEI Pharma)					
Solid tumors	tislelizumab + BGB-A333 (PD-L1)					
Solid tumors	tislelizumab + BGB-A425 (TIM-3)					
B-cell malignancies	tislelizumab + zanubrutinib					
Solid tumors	tislelizumab + pamiparib					

33

BeiGene

*1.Collaboration with Mirati Therapeutics, Inc. 2. Collaboration with Zymeworks, 3. Collaboration with Celgene. ** Clinical trials in Asia Pacific regions

Howard Liang, PhD 34

Financial Summary • Cash balance: $1,809M of cash and short-term investments at 12/31/18 vs. $2,101M at 9/30/2018, and $838M at 12/31/17 • Total cash decrease of $292M in 4Q:18 consists primarily of – Operating cash burn of $194M – Licensing payment of $60M to Zymeworks – CAPEX1 of $54M, for Guangzhou manufacturing facility construction and Beijing research facility purchase • Excluding proceeds from financing/equity issuance, outbound licensing and debt proceeds, cash burn totaled $736M2 in 2018 vs. $296M3 in 2017 and included – Cash used in operations of $548M in 2018 vs $237M in 2017 – Payments for in-licensing and business development of $70M vs. 0 in 2017 – CAPEX1 of $109M in 2018 vs $59M in 2017 – Repayment of loan for constructing Suzhou manufacturing facility of $9M in 2018 vs 0 in 2017 1 CAPEX includes purchases of property plant and equipment and payments to acquire long-lived assets; 2 Comprised of cash use from operations of $548M; payments for in-licensed BD of $70M and capital expenditures of $109M and cash payments for LT debt of $9M; 3 Comprised of cash provided from operations 35 of $13M, excluding $250M in license fees from Celgene, and capital expenditures of $59M.

Financial Summary, continued • Revenue: Total revenue of $198M in 2018 ($131M in product revenue and $67M in collaboration revenue --primarily R&D reimbursement from Celgene), compared to $238M in 2017 --$24M in product revenue and $214M in collaboration revenue (primarily upfront payment of the Celgene collaboration) – 4Q:18 product revenue was relatively flat compared to 3Q:18 (+1.5% in RMB; -1.8% in USD), impacted by seasonal pattern in 4Q. Year over year, 4Q:18 product revenue was ~2.5x of the prior year. • Expenses: • R&D expense was $679M in 2018 vs. $269M in 2017 – $257M in 4Q:18, sequential growth of $110M over 3Q:18 contributed by expenses related to business development activities, Zymeworks ($60M), and Merck KGaA ($19M) • SG&A expense was $195M in 2018 vs. $63M in 2017, and $72M in 4Q:18 vs. $49M in 3Q:18 – Increase primarily relates to the expansion of commercial organization in China to support the growth of the current portfolio and prepare for upcoming launches, establishment of commercial organization in the US and expanded global operations • Include $87M of stock-based compensation expense, compared to $43M in prior year • Net Loss of $674M for 2018, compared to $93M in 2017 – 2017 included benefit from recognition of upfront payment received from Celgene 36

Product revenue growth


Marketed Brand Revenue
Since Transition to BeiGene (in USD and RMB)
Over 150% Actual Growth YoY
¥103Mn
$15.6Mn
¥146Mn
$23.3Mn
¥203Mn
$31.4Mn
¥263Mn
$38.4Mn
¥267Mn
$37.8Mn
4Q17
1Q18
2Q18
3Q18
4Q18


Marketed Brands Composition in Total 2018
Product Revenue
3%
42%
55%
Abraxane
Revlimid
Vidaza

Patterns of slower sales in 4Q have been observed for oncology brands in China and for Abraxane and Revlimid historically

*REVLIMID® approved as a combination therapy with dexamethasone; ABRAXANE® is included in PRDL of Fujian, Hubei, Ningxia, Jiangsu, Hunan; CII of Zhejiang and Shandong as of December 25, 2018. VIDAZA® is approved in MDS, CMML and AML and first commercial availability and inclusion on NRDL in 2018. NRDL = National Reimbursement Drug List, PRDL = Provincial Reimbursement Drug List, CII = Critical Illness Insurance.

BeiGene

2019 Milestones and Catalysts Zanubrutinib (BTK Inhibitor) Timing ▪ Approval in China for MCL and CLL ▪ 2019 ▪ China pivotal Phase 2 data and NDA filing for WM in China ▪ 2019 ▪ Phase 3 data of zanubrutinib vs. ibrutinib in WM ▪ 2H 2019 ▪ NDA filing in the U.S. ▪ 2019 or early 2020 ▪ Updated data from global Ph.1 in WM and MCL, pivotal data from China Ph.2 studies in CLL and MCL (12 month update), Ph.1 obinutuzumab combination data ▪ 1H:19 in CLL, Ph.3 data from the MYD88WT cohort of the WM trial ▪ Updated Ph.1 obinutuzumab combination data in NHL, updated CLL data from global Ph.1 trial ▪ 2H:19 Tislelizumab (PD-1 Antibody) ▪ Approval in China for cHL ▪ 2019 ▪ China pivotal Phase 2 data in UBC and NDA filing for UBC in China ▪ 1H:19 ▪ Global Phase 2 data in HCC and regulatory filing discussions ▪ 2019 ▪ Updated China pivotal Ph.2 data in cHL ▪ 1H:19 ▪ Chemotherapy combination data in gastric, esophageal and lung cancers from China Ph.2 trials, NPC, HCC cohort data from China Ph.1 ▪ 1H:19 ▪ Complete or close to completing enrollment in all four ongoing Phase 3 trials in lung and liver cancers ▪ 2019 Pamiparib (PARP inhibitor) ▪ China pivotal Phase 2 data in 3L+ ovarian cancer ▪ Late ‘19 or early ‘20 ▪ Ovarian expansion cohort data including (including QD cohort) from global Ph.1 trial presented at a medical conference ▪ 1H:19 ▪ Updated Ph.1 combination data with chemotherapy in solid tumors, and chemotherapy with or without radiation in GBM presented at medical conferences ▪ 2H:19 Early-stage Assets ▪ Advance at least one additional preclinical compound from internal pipeline into clinic ▪ 2019 In-licensed Products ▪ File at least one sNDA for REVLIMID® or ABRAXANE® in China ▪ 2019 Manufacturing ▪ Complete construction of Guangzhou manufacturing facility ▪ 2019 38

Q&A 39